UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A

(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 25, 2025

CATALYST PHARMACEUTICALS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 801 Coral Gables, Florida (Address of principal executive offices)		33134 (Zip Code)
Registrant’s telephone number, including area code: (305)
420-3200
Not Applicable
Former Name or Former address, if changed since last report

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX
Indicate
by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On August 25, 2025, Catalyst Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form
8-K
(the “Original
8-K”)
with the U.S. Securities and Exchange Commission reporting that the Company had entered into a settlement agreement with Lupin Pharmaceuticals, Inc. and Lupin Ltd. (“Lupin”) resolving certain patent litigation brought by the Company and SERB S.A. against Lupin.
Since the Company disseminated its press release reporting on the settlement with Lupin, the Company has become aware that the Original
8-K
and the press release that was an exhibit to the Original
8-K
(the “Original Press Release”) inadvertently misidentified one of the parties that had previously settled patent litigation with the Company and SERB S.A. relating to the Company’s FIRDAPSE
®
patents. The party that previously settled its litigation with the Company and SERB S.A. relating to the Company’s FIRDAPSE
®
patents is Inventia Healthcare Limited and not Inventia Life Science Pty Ltd.
On August 26, 2025, the Company reissued the Original Press Release to update the identity of the party that previously settled the litigation with the Company and SERB S.A. relating to the Company’s FIRDAPSE
®
patents. Other than a change to correct the identity of the previous settling party, no other changes were made to the Original Press Release that was disseminated on August 25, 2025.
The updated press release that was disseminated on August 26, 2025 is attached to this Form
8-K/A
as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release issued by the Company on August 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Michael W. Kalb
Michael W. Kalb
Executive Vice President and Chief Financial Officer
Dated: August 28, 2025

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